UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of report (Date of earliest event reported):  March 19, 2020

CAPITAL SOUTHWEST CORPORATION
(Exact Name Of Registrant As Specified In Charter)

Texas	814-00061	75-1072796
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

5400 Lyndon B. Johnson Freeway, Suite 1300
Dallas, Texas 75240
(Address of Principal Executive Offices) (Zip Code)

Registrant’s telephone number, including area code: (214) 238-5700

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class	Trading Symbol(s)	Name of Each Exchange on Which Registered
Common Stock, $0.25 par value per share	CSWC	The Nasdaq Global Select Market
5.95% Notes due 2022	CSWCL	The Nasdaq Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company	☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01 Entry into a Material Definitive Agreement.

On March 19, 2020, Capital Southwest Corporation (the "Company") entered into an Incremental Assumption Agreement (the "Incremental Agreement") among the Company, as borrower, ING Capital LLC (the "Administrative Agent"), and Hancock Whitney Bank (the "Assuming Lender"), relating to the Amended and Restated Senior Secured Revolving Credit Agreement, dated as of December 21, 2018 (the "Credit Agreement"), among the Company, the Administrative Agent, the several lenders from time to time party to the Credit Agreement, and Texas Capital Bank, N.A., as documentation agent. The Incremental Agreement increases the total commitments under the Credit Agreement by $30 million (the “Incremental Commitment”) from $295 million to $325 million.  The increase was executed under the accordion feature of the Credit Facility, which allows for an increase in total commitments under the Credit Facility from new and existing lenders on the same terms and conditions as the existing commitments in an amount up to $350 million.

The description of the Incremental Agreement contained herein is not intended to be complete and is qualified in its entirety by reference to the full text of the Incremental Agreement, a copy of which is attached as Exhibit 10.1 to this Current Report on Form 8-K and is incorporated herein by reference.

Item 2.03 Creation of a Direct Financial Obligation or an Obligation Under an Off-Balance Sheet Arrangement of a Registrant.

The information provided in Item 1.01 of this Current Report on Form 8-K is incorporated in this item 2.03 by reference.

Item 8.01 Other Events.

On March 19, 2020, the Company issued a press release announcing its entry into the Incremental Agreement. A copy of such press release is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

Item 9.01 Financial Statements and Exhibits.

(d)          Exhibits

Exhibit No.	Description
10.1	Incremental Assumption Agreement dated as of March 19, 2020 among Capital Southwest Corporation, as Borrower, ING Capital LLC, as Administrative Agent, and Hancock Whitney Bank, as Assuming Lender
99.1	Press release issued by Capital Southwest Corporation on March 19, 2020

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: March 19, 2020

By:	/s/ Michael S. Sarner
Name: Michael S. Sarner
Title: Chief Financial Officer